Exhibit 99.2


FOR RELEASE: 7/28/05
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FOR THE SECOND QUARTER 2005

The following supplemental information should be read in connection with the second-quarter 2005 earnings press release of Nelnet, Inc. (the "Company"), dated July 28, 2005.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing, or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have a substantial impact on future results. Certain prior year amounts have been reclassified to conform to the current period presentation. For more information see our filings with the Securities and Exchange Commission.


CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          THREE MONTHS ENDED           SIX MONTHS ENDED
                                                              JUNE 30,                     JUNE 30,
                                                      ---------------------------  --------------------------
                                                         2005           2004          2005          2004
                                                      ------------  -------------  ------------  ------------
                                                                             (UNAUDITED)
                                                             (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

Interest income:
    Loan interest, excluding variable-rate floor income $ 223,691    $   239,436    $  423,798    $  347,632
    Variable-rate floor income                                  -              -             -           348
    Amortization of loan premiums and deferred
       origination costs                                  (16,547)       (15,037)      (32,329)      (34,854)
    Investment interest                                     8,150          3,181        15,152         6,832
                                                      ------------  -------------  ------------  ------------
      Total interest income                               215,294        227,580       406,621       319,958

Interest expense:
    Interest on bonds and notes payable                   133,277         52,352       237,802       101,395
                                                      ------------  -------------  ------------  ------------
      Net interest income                                  82,017        175,228       168,819       218,563

Less provision (recovery) for loan losses                   2,124         (6,421)        4,155        (3,306)
                                                      ------------  -------------  ------------  ------------

      Net interest income after provision (recovery)
         for loan losses                                   79,893        181,649       164,664       221,869
                                                      ------------  -------------  ------------  ------------
Other income:
    Loan and guarantee servicing income                    34,678         22,846        71,854        48,909
    Other fee-based income                                  9,027          1,630        12,383         3,519
    Software services income                                2,602          1,780         4,808         3,672
    Other income                                            1,524          1,285         2,924         2,728
    Derivative market value adjustments                   (51,372)         3,075         8,918           548
    Derivative settlements, net                            (6,001)        (1,718)      (16,087)       (2,932)
                                                      ------------  -------------  ------------  ------------
      Total other income (loss)                            (9,542)        28,898        84,800        56,444
                                                      ------------  -------------  ------------  ------------
Operating expenses:
    Salaries and benefits                                  39,977         49,036        79,304        76,805
    Other expenses                                         32,343         25,081        63,231        48,446
    Amortization of intangible assets                       1,559          2,079         2,732         4,157
                                                      ------------  -------------  ------------  ------------
      Total operating expenses                             73,879         76,196       145,267       129,408
                                                      ------------  -------------  ------------  ------------

      Income (loss) before income taxes                    (3,528)       134,351       104,197       148,905

Income tax expense (benefit)                               (1,755)        49,098        37,883        54,531
                                                      ------------  -------------  ------------  ------------

      Net income (loss)                                $   (1,773)   $    85,253    $   66,314    $   94,374
                                                      ============  =============  ============  ============

      Earnings (loss) per share, basic and diluted     $    (0.03)   $      1.59    $     1.23    $     1.76
                                                      ============  =============  ============  ============

Weighted average shares outstanding                    53,712,048     53,647,697    53,697,390    53,641,664


CONDENSED CONSOLIDATED BALANCE SHEETS AND FINANCIAL DATA


                                                   AS OF          AS OF           AS OF
                                                 JUNE 30,      DECEMBER 31,      JUNE 30,
                                                   2005           2004            2004
                                               -------------  --------------  -------------
                                                (UNAUDITED)                     (UNAUDITED)
                                                           (DOLLARS IN THOUSANDS)
Assets:
    Student loans receivable, net              $ 15,661,315    $ 13,461,814    $12,194,097
    Cash, cash equivalents, and investments       1,110,109       1,302,954        899,987
    Other assets                                    537,479         395,237        365,495
                                               -------------  --------------  -------------
      Total assets                             $ 17,308,903    $ 15,160,005    $13,459,579
                                               =============  ==============  =============
Liabilities:
    Bonds and notes payable                    $ 16,580,078    $ 14,300,606    $12,844,539
    Other liabilities                               205,155         403,224        214,058
                                               -------------  --------------  -------------
      Total liabilities                          16,785,233      14,703,830     13,058,597
                                               -------------  --------------  -------------

Shareholders' equity                                523,670         456,175        400,982
                                               -------------  --------------  -------------
      Total liabilities and shareholders'
       equity                                  $ 17,308,903    $ 15,160,005    $13,459,579
                                               =============  ==============  =============

Return on average total assets                        0.82%           1.11%          1.50%
Return on average equity                              26.0%           39.7%          57.1%



NON-GAAP BASE NET INCOME

We prepare financial statements in accordance with generally accepted accounting principles ("GAAP"). In addition to evaluating the Company's GAAP-based financial information, management also evaluates the Company on certain non-GAAP performance measures that we refer to as base income adjustments. While base net income is not a substitute for reported results under GAAP, we provide base net income as additional information regarding our financial results.

The following table provides a reconciliation of GAAP net income (loss) to base net income.

                                               THREE MONTHS ENDED       SIX MONTHS ENDED
                                                    JUNE 30,                JUNE 30,
                                              ----------------------  ----------------------
                                                 2005        2004        2005        2004
                                              ----------  ----------  ----------  ----------
                                                 (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

GAAP net income (loss)                         $ (1,773)   $ 85,253    $ 66,314    $ 94,374
Base adjustments:
    Derivative market value adjustments          51,372      (3,075)     (8,918)       (548)
    Amortization of intangible assets             1,559       2,079       2,732       4,157
    Variable-rate floor income                        -           -           -        (348)
                                              ----------  ----------  ----------  ----------
Total base adjustments before income taxes       52,931        (996)     (6,186)      3,261
Net tax effect (a)                              (20,114)        379       2,351      (1,239)
                                              ----------  ----------  ----------  ----------
Total base adjustments                           32,817        (617)     (3,835)      2,022
                                              ----------  ----------  ----------  ----------
    Base net income                            $ 31,044    $ 84,636    $ 62,479    $ 96,396
                                              ==========  ==========  ==========  ==========
    Base earnings per share, basic and diluted $   0.58    $   1.58    $   1.16    $   1.80
                                              ==========  ==========  ==========  ==========
--------------------------------------------

(a) Tax effect computed at 38%.


Base and GAAP net income (loss) includes approximately $25.9 million and $124.3 million of special allowance yield adjustments earned by the Company on its 9.5% floor loan portfolio for the three months ended June 30, 2005 and June 30, 2004, respectively, and $55.7 million and $124.3 million for the six months ended June 30, 2005 and June 30, 2004, respectively. This amount is offset by net settlements of approximately $5.5 million and $14.3 million on derivative products used to hedge the loan portfolio earning the excess yield for the three and six months ended June 30, 2005. There were no derivative instruments used to hedge the loan portfolio earning the excess yield for the three and six months ended June 30, 2004. The earnings per share effect of the excess yield, net of derivative settlements and taxes, is $0.24 and $1.44 for the three months ended June 30, 2005 and June 30, 2004, respectively, and $0.48 and $1.44 for the six months ended June 30, 2005 and June 30, 2004, respectively.

Our base net income is a non-GAAP financial measure and may not be comparable to similarly titled measures reported by other companies. The Company's base net income presentation does not represent another comprehensive basis of accounting. A more detailed discussion of the differences between GAAP and base net income follows.

DERIVATIVE MARKET VALUE ADJUSTMENTS: Base net income excludes the periodic unrealized gains and losses caused by the change in market value on those derivatives in which the Company does not qualify for hedge accounting. The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are primarily used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, the majority of the Company's derivative instruments do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

AMORTIZATION OF INTANGIBLE ASSETS: We exclude amortization of acquired intangibles in our base net income.

VARIABLE-RATE FLOOR INCOME: Loans that reset annually on July 1 can generate excess spread income as compared to the rate based on the special allowance payment formula in declining interest rate environments. We refer to this additional income as variable-rate floor income. Base net income excludes variable-rate floor income.

STUDENT LOANS RECEIVABLE

Student loans receivable includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for loan losses. The following table describes the components of our loan portfolio:

                                            AS OF                       AS OF                       AS OF
                                           JUNE 30,                  DECEMBER 31,                  JUNE 30,
                                             2005                        2004                        2004
                                    ------------------------   --------------------------  --------------------------
                                                  PERCENT OF                   PERCENT OF                 PERCENT OF
                                       DOLLARS      TOTAL        DOLLARS         TOTAL       DOLLARS        TOTAL
                                    ------------ -----------   --------------  ----------  ------------- ------------
                                                                 (DOLLARS IN THOUSANDS)
Federally insured:
    Stafford                         $  5,815,389     37.1 %   $   5,047,487      37.5 %   $   5,319,123      43.6 %
    PLUS/SLS                              325,158      2.1           252,910       1.9           290,398       2.4
    Consolidation                       9,231,437     59.0         7,908,292      58.7         6,329,369      51.9
Non-federally insured                      97,705      0.6            90,405       0.7            94,439       0.8
                                    -------------- --------    --------------  --------    -------------- ---------
      Total                            15,469,689     98.8        13,299,094      98.8        12,033,329      98.7

Unamortized premiums and deferred
    origination costs                     202,315      1.3           169,992       1.3           168,890       1.4
Allowance for loan losses:
    Allowance - federally insured             (99)     0.0              (117)     (0.0)             (735)      0.0
    Allowance - non-federally insured     (10,590)    (0.1)           (7,155)     (0.1)           (7,387)     (0.1)
                                    -------------- --------    --------------  --------    -------------- ---------
      Net                            $ 15,661,315    100.0 %   $  13,461,814     100.0 %   $  12,194,097     100.0 %
                                    ============== ========    ==============  ========    ============== =========

The following table sets forth the loans originated or acquired through each of our channels:


                                                THREE MONTHS ENDED             SIX MONTHS ENDED
                                                    JUNE 30,                        JUNE 30,
                                            --------------------------   --------------------------
                                               2005          2004           2005           2004
                                            ------------  ------------   ------------  ------------
                                                            (DOLLARS IN THOUSANDS)

Beginning balance                           $14,357,207   $11,065,865    $13,299,094   $10,314,874
Direct channel:
    Consolidation loan originations             781,580       505,353      1,526,670     1,311,918
    Less consolidation of existing portfolio   (377,300)     (224,900)      (714,400)     (593,300)
                                            ------------  ------------   ------------  ------------
       Net consolidation loan originations      404,280       280,453        812,270       718,618
    Stafford/PLUS loan originations             172,599        27,385        327,622       120,312
Branding partner channel                        409,013       360,704      1,082,854       715,207
Forward flow channel                            453,950       362,888        641,113       448,092
Other channels                                    2,497       109,787         34,185       130,783
                                            ------------  ------------   ------------  ------------
    Total channel acquisitions                1,442,339     1,141,217      2,898,044     2,133,012

Loans acquired in business acquisition                -       136,138              -       136,138
Repayments, claims, capitalized
    interest, and other                        (329,857)     (309,891)      (727,449)     (550,695)
                                            ------------  ------------   ------------  ------------
Ending balance                              $15,469,689   $12,033,329    $15,469,689   $12,033,329
                                            ============  ============   ============  ============


INTEREST RATE SENSITIVITY

As a portion of the Company's student loan assets earn a fixed rate, management uses fixed-rate debt and interest rate swaps to reduce the economic effect of interest rate volatility. As of June 30, 2005, the Company had fixed-rate debt of $610 million (excluding the Company's unsecured debt of $275 million) and interest rate swaps with a net notional amount of $3.8 billion (excluding those interest rate swaps that expired on June 30, 2005 and July 1, 2005) which mature in varying amounts through 2013. The following table shows the Company's student loan assets currently earning at a fixed rate as of June 30, 2005:

                      BORROWER
     FIXED             LENDER            ESTIMATED           CURRENT
    INTEREST          WEIGHTED          VARIABLE             BALANCE
      RATE            AVERAGE          CONVERSION           OF FIXED
     RANGE             YIELD             RATE (A)          RATE ASSETS
    ---------      -------------      --------------     --------------
                                                         (IN THOUSANDS)
    6.0 - 6.5%         6.21 %              3.57 %         $    301,896
    6.5 - 7.0          6.71                4.07                358,384
    7.0 - 8.0          7.51                4.87                319,006
     > 8.0             8.55                5.91                958,382
    9.5 floor yield    9.50                6.86              3,213,538
                                                         -------------
                                                          $  5,151,206
                                                         =============

    -----------------------

    (a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.

STUDENT LOAN SERVICING

The Company performs servicing activities for itself and third parties. The following table summarizes the Company's loan servicing volumes:

                                                                      AS OF JUNE 30,
                          ---------------------------------------------------------------------------------------------------
                                           2005                                                   2004
                          --------------------------------------------------  -----------------------------------------------
                            COMPANY     %    THIRD PARTY     %      TOTAL      COMPANY      %    THIRD PARTY   %      TOTAL
                          ----------- ------ ------------  ------ ----------  ---------- ------- ----------- ------ ---------
                                                                  (DOLLARS IN MILLIONS)

FFELP and private loans     $ 14,038    63%      $ 8,319     37%   $ 22,357    $ 10,679     54%    $ 8,956    46%   $ 19,635
Canadian loans (in U.S. $)         -     -         7,034    100%      7,034           -      -           -     -           -
                          -----------        ------------         ----------  ----------         ----------        ----------
Total                       $ 14,038    48%     $ 15,353     52%   $ 29,391    $ 10,679     54%    $ 8,956    46%   $ 19,635
                          ===========        ============         ==========  ==========         ==========        ==========


STUDENT LOAN SPREAD

The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets, including the effects of net derivative settlements.


                                             THREE MONTHS ENDED                SIX MONTHS ENDED
                                                  JUNE 30,                          JUNE 30,
                                        -----------------------------   -----------------------------
                                            2005            2004            2005             2004
                                        -------------   -------------   ------------   --------------
Student loan yield                              6.64 %          9.06 %         6.60 %           6.96 %
Consolidation rebate fees                      (0.63)          (0.57)         (0.64)           (0.56)
Premium and deferred origination
    costs amortization                         (0.44)          (0.53)         (0.45)           (0.64)
                                        -------------   -------------   ------------   --------------

Student loan net yield                          5.57            7.96           5.51             5.76
Student loan cost of funds (a)                 (3.52)          (1.76)         (3.35)           (1.74)
                                        -------------   -------------   ------------   --------------

Student loan spread                             2.05            6.20           2.16             4.02
Variable-rate floor income                         -               -              -            (0.01)
Special allowance yield adjustment,
   net of settlements
   on derivatives (b)                          (0.55)          (4.41)         (0.58)           (2.29)
                                        -------------   -------------   ------------   --------------

Core student loan spread                        1.50 %          1.79 %         1.58 %           1.72 %
                                        =============   =============   ============   ==============

Average balance of student
 loans (in thousands)                    $14,927,290    $ 11,284,876    $14,334,826     $ 10,869,351
Average balance of debt
 outstanding (in thousands)               15,746,521      12,418,733     15,214,821       12,026,697

---------------------------------------------------

(a) The student loan cost of funds includes the effects of the net settlement costs on the Company's derivative instruments.

(b) The special allowance yield adjustment of $25.9 million and $124.3 million for the three months ended June 30, 2005 and June 30, 2004, respectively, and $55.7 million and $124.3 million for the six months ended June 30, 2005 and June 30, 2004, respectively, represents the impact on net spread had loans earned at statutorily defined rates under a taxable financing. This special allowance yield adjustment has been reduced by net settlements on derivative instruments that were used to hedge this loan portfolio earning the excess yield, which was $5.5 million for the three months ended June 30, 2005 and $14.3 million for the six months ended June 30, 2005. There were no derivative instruments used to hedge the loan portfolio earning the excess yield for the three and six months ended June 30, 2004.